SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”) is entered into and effective as of the Sixth Amendment Closing Date (as defined below) among ENERJEX RESOURCES, INC., a Nevada corporation (“Parent”), ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), DD ENERGY, INC., a Nevada corporation (“DD Energy”), Working Interest, LLC, a Kansas limited liability company (“Working Interest”), BLACK SABLE ENERGY, LLC, a Texas limited liability company (“Black Sable”), BLACK RAVEN ENERGY, INC., a Nevada corporation (“Black Raven”) and ADENA, LLC, a Colorado limited liability company (“Adena”; together with Parent, EnerJex Kansas, DD Energy, Working Interest, Black Sable and Black Raven, collectively, “Borrowers” and each, a “Borrower”) and TEXAS CAPITAL BANK, N.A., a national banking association, as a Bank, L/C Issuer and Administrative Agent (in such latter capacity and together with its successors and permitted assigns in such capacity the “Administrative Agent”), and the several banks and financial institutions from time to time parties to the Credit Agreement, as defined below (the “Banks”). Capitalized terms used but not defined in this Sixth Amendment have the meaning given them in the Credit Agreement.

RECITALS

A.           Borrowers, Administrative Agent, L/C Issuer and Banks previously entered into that certain Amended and Restated Credit Agreement dated as of October 3, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 14, 2011, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 31, 2012, that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 2, 2012, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 24, 2013 and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.           Borrowers, Administrative Agent, L/C Issuer and Banks have agreed to amend the Credit Agreement, subject to the terms and conditions of this Sixth Amendment.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I.           Specific Amendments to Credit Agreement.

A.           Article I, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Sixth Amendment” means the Sixth Amendment to Amended and Restated Credit Agreement dated effective as of the Sixth Amendment Closing Date by and among Borrowers, Administrative Agent, L/C Issuer and Banks.

“Sixth Amendment Closing Date” means November 19, 2013.

B.           Section 7.12(c), Interest Coverage Ratio, of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c)          Interest Coverage Ratio. Permit, as of the last day of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2014, the ratio of Borrowers’ and their Subsidiaries’ consolidated EBITDAX for each fiscal quarter to Interest Expense for that quarter to be less than 3.00:1.00. For the purpose of calculating the foregoing ratio, each of EBITDAX and Interest Expense will be annualized by: (i) multiplying by 4 for the three-month period ending March 31, 2014, (ii) multiplying by 2 for the six-month period ending June 30, 2014, and (iii) multiplying by 1.33 for the nine-month period ending September 30, 2014. For the twelve-month period ending December 31, 2014, and for each period thereafter, EBITDAX and Interest Expense will be calculated based on actual EBITDAX and Interest Expense for the previous four fiscal quarters.

II.          Amendments to Schedules and Exhibits. Upon satisfaction of all conditions precedent set forth in Article III of this Sixth Amendment, Schedules 1.01 and 10.02 attached to the Credit Agreement are hereby deleted in their entirety and replaced with Schedules 1.01 and 10.02 to this Sixth Amendment and each reference in any Loan Document to such Schedules shall be deemed to refer to Schedules 1.01 and 10.02 attached to this Sixth Amendment.

III.         Conditions Precedent to Sixth Amendment. This Sixth Amendment shall be effective once each of the following conditions have been satisfied in Administrative Agent’s sole discretion on or before the Sixth Amendment Closing Date:

A.           Borrowers, Administrative Agent and Banks shall have executed and delivered this Sixth Amendment;

B.           Borrowers and IBERIABANK shall have executed and delivered to Administrative Agent a Commitment Transfer Supplement in form and content satisfactory to Administrative Agent and Texas Capital Bank, N.A.;

C.           Borrowers shall have executed and delivered to Texas Capital Bank, N.A. that certain Third Amended and Restated Note in the aggregate face amount of $65,789,473.68;

D.           Borrowers shall have executed and delivered to IBERIABANK that certain Note in the aggregate face amount of $34,210,526.32; and

E.           Administrative Agent shall have received, in form and content satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as Administrative Agent may request.

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IV.          Representations, Warranties and Covenants. Borrowers represent and warrant to Administrative Agent and Banks that (a) they possess all requisite Corporate Power and authority to execute, deliver and comply with the terms of this Sixth Amendment, (b) this Sixth Amendment has been duly authorized and approved by all requisite Corporate Action on the part of the Borrowers, (c) no other consent of any Person (other than Administrative Agent and Banks) is required for this Sixth Amendment to be effective, (d) the execution and delivery of this Sixth Amendment does not violate their Governing Documentation, (e)  the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the Sixth Amendment Closing Date as though made on the Sixth Amendment Closing Date, (f)  they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, (g) no Event of Default or Default has occurred and is continuing, and (h) except as may be addressed in this Sixth Amendment, no exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Sixth Amendment or any other matters occurring prior to the Sixth Amendment Closing Date. The representations and warranties made in this Sixth Amendment shall survive the execution and delivery of this Sixth Amendment. No investigation by Administrative Agent or any Bank is required for Administrative Agent or any Bank to rely on the representations and warranties in this Sixth Amendment.

V. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Sixth Amendment. Except as affected by this Sixth Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Sixth Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which they are a party to and agree that all Loan Documents to which they are a party to remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Sixth Amendment). Borrowers hereby release, discharge and acquit Administrative Agent, L/C Issuer and Banks from any and all claims, demands, actions, causes of action, remedies, and liabilities of every kind or nature (including without limitation, offsets, reductions, rebates, or lender liability) arising out of any act, occurrence, transaction or omission occurring in connection with the Credit Agreement and the other Loan Documents prior to the Sixth Amendment Closing Date.

VI.          Miscellaneous.

(a)          No Waiver of Defaults. This Sixth Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s or any Bank’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)          Form. Each agreement, document, instrument or other writing to be furnished to Administrative Agent under any provision of this Sixth Amendment, if any, must be in form and substance satisfactory to Administrative Agent and its counsel.

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(c)          Headings. The headings and captions used in this Sixth Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Sixth Amendment, the Credit Agreement, or the other Loan Documents.

(d)          Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Sixth Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)          Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)          Multiple Counterparts. This Sixth Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one (1) and the same instrument. This Sixth Amendment may be transmitted and signed by facsimile or portable document file (pdf). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers, Administrative Agent, L/C Issuer and Banks. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)          Governing Law. This Sixth Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)          Entirety. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS CONSTITUTE A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER UNDER THIS SIXTH AMENDMENT AND UNDER THOSE OTHER WRITTEN DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature pages follow)

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IN WITNESS WHEREOF, this Sixth Amendment is executed effective as of the Sixth Amendment Closing Date.

BORROWERS:

ENERJEX RESOURCES, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

ENERJEX KANSAS, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

DD ENERGY, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

WORKING INTEREST, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

BLACK SABLE ENERGY, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

Signature Page to Sixth Amendment

BLACK RAVEN ENERGY, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

– and –

ADENA, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

Signature Page to Sixth Amendment

ADMINISTRATIVE AGENT AND L/C ISSUER:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and
a Bank

By:
W. David McCarver IV
Senior Vice President

BANKS:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and
a Bank

By:
W. David McCarver IV
Senior Vice President

IBERIABANK

By:
Cameron D. Jones
Vice President

Signature Page to Sixth Amendment

SCHEDULE 1.01

COMMITMENT AMOUNTS
AND AGGREGATE COMMITMENT AMOUNT

Bank	Percentage Share	Commitment Amount	Percentage Share of Letters of Credit under the Letter of Credit Limit
Texas Capital Bank, N.A.	65.78947368%	$65,789,473.68	65.78947368%
IBERIABANK	34.21052632%	$34,210,526.32	34.21052632%
Aggregate Commitment Amount:	100.00000000%	$100,000,000.00	100.00000000%

Schedule 1.01

SCHEDULE 10.02

ADDRESSES FOR NOTICES

ENERJEX RESOURCES, INC.

4040 Broadway, Suite 305

San Antonio, Texas 78209

Attn:       Robert G. Watson, Jr., Chief Executive Officer

Telephone: (210) 451-5545

Electronic Mail: robert.watson@blacksableenergy.com

With copy to:

Reicker, Pfau, Pyle & McRoy LLP

1421 State Street, Suite B

Santa Barbara, CA 93101

Attn:	Michael E. Pfau
Telephone: (805) 966-2440 ext. 444
Facsimile: (805)966-3320
Electronic Mail: mpfau@rppmh.com

TEXAS CAPITAL BANK, N.A.

One Riverway, Suite 2100

Houston, Texas 77056

Attn:	W. David McCarver IV
Telephone: (832) 308-7059
Facsimile: (832) 308-7042
Electronic Mail: david.mccarver@texascapitalbank.com

With a copy to:

PORTER HEDGES LLP

1000 Main St., 36th Floor

Houston, Texas 77002

Attn:	Ephraim del Pozo
Telephone: (713) 226-6660
Facsimile: (713) 226-6260
Electronic Mail: edelpozo@porterhedges.com

Schedule 10.02

IBERIABANK

11 E. Greenway Plaza, Suite 2900

Houston, Texas 77046

Attn:	Cameron D. Jones
Telephone: (713) 624-7726
Facsimile: (713) 965-0276
Electronic Mail: Cameron.jones@iberiabank.com

Schedule 10.02